UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2018

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a continuation of its succession planning, at a meeting held on April 25, 2018, the Board of Directors (the “Board”) of Regions Financial Corporation (“Regions”) determined that, effective July 2, 2018, O. B. Grayson Hall, Jr., 60, will transition from the position of Chief Executive Officer; and that John M. Turner Jr., 56, will become Chief Executive Officer and a member of the Board of Regions and Regions Bank. Following the transition, Mr. Hall will continue his service on the Board and employment with Regions as Executive Chairman through the end of 2018. Mr. Turner is currently serving as Regions’ President.

Mr. Turner was named President of Regions and Regions Bank in December 2017. He joined Regions in 2011 as Senior Executive Vice President and Regional President of the South Region and led banking operations in Alabama, Mississippi, South Louisiana, and the Florida Panhandle. Mr. Turner was named head of Regions’ Corporate Bank Group in 2014, which serves small businesses as well as middle market and corporate firms and provides capital markets services.

The terms of compensation that Mr. Hall will receive as Executive Chairman and that Mr. Turner will receive as Chief Executive Officer have not been determined at this time.

Mr. Turner and certain of his related persons and their affiliates have engaged in lending and other ordinary banking transactions with Regions’ subsidiaries. All loans and loan commitments and any transactions involving other financial products and services in connection with these transactions were made in the ordinary course of business, on substantially the same terms, including current interest rates and collateral, as those prevailing at the time for comparable transactions with others and did not involve more than the normal risk of collectability or present other unfavorable features.

ITEM 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Index

Exhibit No.    Exhibit

99.1	Press Release dated April 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Fournier J. Gale, III
Name:    Fournier J. Gale, III

Title:	Senior Executive Vice President,
General Counsel, and Corporate Secretary

Date: April 25, 2018